UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2026

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3     Securities and Trading Markets
Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On January 2, 2026, Compass Diversified Holdings (the “Trust” and, together with Compass Group Diversified Holdings LLC, “CODI”) received a letter from the New York Stock Exchange (the “NYSE”) informing CODI that it is non-compliant with the corporate governance listing standards set forth in Section 302 of the New York Stock Exchange Listed Company Manual (the “Listed Company Manual”), which requires issuers to hold an annual meeting during each fiscal year. CODI was unable to hold an annual meeting during its 2025 fiscal year due to the need to complete the restatement of its financial statements as of and for the fiscal years ended December 31, 2024, 2023 and 2022, and the resulting delay in filing its amended Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Amended Annual Report”). CODI filed the Amended Annual Report with the Securities and Exchange Commission (the “SEC”) on December 8, 2025, and intends to hold an annual meeting as soon as practicable in order to regain compliance under the Listed Company Manual. Until CODI regains compliance, CODI will be added to NYSE’s list of non-compliant issuers and a below compliance (“.BC”) indicator will be appended to CODI’s ticker symbols.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including those relating to compliance with NYSE listing standards and CODI’s future annual meeting. Such forward looking statements may be identified by, among other things, the use of forward-looking terminology such as “believe,” “expect,” “may,” “could,” “would,” “plan,” “intend,” “estimate,” “predict,” “potential,” “continue,” “should” or “anticipate” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. These statements are based on beliefs and assumptions by the Board of Directors and management of CODI, and on information currently available to the Board of Directors and management. These statements involve risk and uncertainties that could cause CODI’s actual results and outcomes to differ, perhaps materially, including but not limited to: a further material delay in CODI’s financial reporting; CODI’s ability to hold an annual meeting of shareholders or otherwise comply with NYSE continued listing requirements; and litigation relating to the investigation of Lugano Holding, Inc. Please see CODI’s Amended Annual Report for other risk factors that you should consider in connection with such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements have been made. Except as required by law, CODI does not undertake any public obligation to update any forward-looking statements to reflect events, circumstances, or new information after the date of this Current Report on Form 8-K, or to reflect the occurrence of unanticipated events.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2026	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2026	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer